Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-52928, 333-76134, 333-65363, 333-65361 and 333-65359 of Franklin Financial
Corporation on Form S-8 of our report dated March 11, 2004, appearing in this Annual Report on Form 10-K of Franklin Financial Corporation for the year ended December 31, 2003.

/s/ DELOITTE & TOUCHE LLP

Nashville, Tennessee
March 12, 2004